Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of August 16, 2007, is entered into by and among (1) AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company, JEFFBOAT LLC, a Delaware limited liability company, and ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company (formerly known as Louisiana Dock Company LLC) (each a “Borrower” and collectively, the “Borrowers”): (2) the Required Lenders (as defined in the Credit Agreement referred to below); and (3) WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent, Security Trustee, L/C Issuer and Swing Line Lender, with respect to the following:
     A. The Borrowers, the Administrative Agent and the Lenders have previously entered into that certain Credit Agreement dated as of April 27, 2007 (as amended prior to the date hereof, the “Existing Credit Agreement” and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, including, but not limited to, by this Amendment, the “Credit Agreement”). Capitalized terms are used in this Amendment as defined in the Credit Agreement, unless otherwise defined herein.
     B. The Borrowers have requested certain amendments to the Existing Credit Agreement as set forth below.
     C. The Administrative Agent and the Required Lenders are willing to grant such requests on the terms and subject to the conditions set forth in this Amendment.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          1. Effectiveness. The effectiveness of the provisions of Section 2 of this Amendment is subject to the satisfaction of the conditions further described in Section 3 of this Amendment.
          2. Amendments; Post-Closing Items; Extensions.
               (a) Phased-Out Entities/Mergers.
                    (i) Section 5.01(i) of the Existing Credit Agreement is hereby amended by replacing the phrase “(y) within 30 days after the Closing Date with respect to any Phased-Out Entities” with “(y) no later than October 31, 2007 with respect to American Barge Line Company and no later than December 31, 2007 with respect to American Commercial Lines International LLC and ACBL Dominica S.A.”
                    (ii) Section 5.02(d)(i) of the Existing Credit Agreement is hereby amended by replacing the phrase “American Barge Line Company may merge with and into Commercial Barge Line Company” with “American Barge Line Company may merge with and into Parent or Commercial Barge Line Company.”

               (b) Additional Collateral. Section 5.01(k)(ii) of the Existing Credit Agreement is hereby amended by replacing the phrase “(by July 15 and January 15 of each calendar year)” with “(by July 15 and January 15 of each calendar year, beginning with January 15, 2008).”
               (c) Real Property Security Documents. The introductory sentence of Section 5.01(m) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
     “The Loan Parties shall no later than October 31, 2007 deliver each of the items listed below, each in form and substance satisfactory to the Administrative Agent:”
               (d) Certificates of Documentation. Section 5.01(o) of the Existing Credit Agreement is hereby amended by replacing the phrase “within 30 days after the Closing Date (as such time period may be extended by the Administrative Agent in its sole and reasonable discretion up to a total period of 90 days)” with “no later than October 31, 2007.”
               (e) BofA Control Agreement/Section 5.02(p). The Required Lenders hereby agree that deadline for the Control Agreement(s) required pursuant to Section 5.02(p) of the Existing Credit Agreement for the Loan Parties’ accounts at Bank of America, N.A. is hereby extended to October 31, 2007. The Borrowers hereby represent and warrant that all other accounts of the Loan Parties fall within the exception for required Control Agreements described in Section 5.02(e)(i) of the Existing Credit Agreement.
               (f) ACL Finance Corp. Notwithstanding anything to the contrary in the Credit Documents, the Borrowers agree to cause ACL Finance Corp. to promptly execute documentation that has the effect of making ACL Finance Corp. a Borrower (instead of a Guarantor) after receiving such documentation from the Administrative Agent (at the request of the Required Lenders), together with resolutions, certificates and opinions related thereto, all in form and substance satisfactory to the Administrative Agent and the Required Lenders.
          3. Conditions Precedent to the Effectiveness of this Amendment. The effectiveness of the provisions of Section 2 of this Amendment is conditioned upon, and such provisions shall not be effective until, satisfaction of the following conditions (the first date on which all of the following conditions have been satisfied being referred to herein as the “Amendment Effective Date”):
               (a) The Administrative Agent shall have received, on behalf of the Lenders, this Amendment, duly executed and delivered by the Borrowers, the Administrative Agent, the Required Lenders and the Guarantors.
               (b) The Administrative Agent shall have received joinder/supplement agreements for the Guaranty, the Security Agreement, the

Intellectual Property Security Agreement and the Environmental Indemnity Agreement, and a Special Power of Attorney, duly executed by ACL Finance Corp. and the Administrative Agent.
               (c) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.
          4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided in this Amendment, the Borrowers represent and warrant to the Administrative Agent and each Lender as follows:
               (a) Authorization of Agreements. The execution and delivery of this Amendment by the Borrowers and the Guarantors and the performance by the Borrowers of the Existing Credit Agreement as amended by this Amendment (hereafter referred to as the “Amended Credit Agreement”) (i) are within the power of the Borrowers and the Guarantors and (ii) have been duly authorized by all necessary actions on the part of the Borrowers and the Guarantors.
               (b) Enforceability. Each of this Amendment and the Amended Credit Agreement has been duly executed and delivered by the Borrowers and the Amendment has been duly executed and delivered by the Guarantors and, in each case, constitutes a legal, valid and binding obligation of the Borrowers and the Guarantors (as applicable), enforceable against the Borrowers and the Guarantors (as applicable) in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.
               (c) Non-Contravention. The execution and delivery by the Borrowers and the Guarantors of this Amendment and the performance by the Borrowers of each of this Amendment and the Amended Credit Agreement do not (i) violate any Requirement of Law applicable to any Loan Party; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of any Loan Party where such violation, breach or acceleration could result in a Material Adverse Effect; (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of any Loan Party (except for Permitted Liens) or (iv) violate any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or Governmental Authority to which it is subject, where such breach could result in a Material Adverse Effect.
               (d) Governmental Consents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrowers or the Guarantors of this Amendment.
               (e) Representations and Warranties in the Credit Agreement. The Borrowers confirm that as of the Amendment Effective Date and after giving effect to this Amendment, (i) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and (ii) no Default has occurred and is continuing.
     5. Miscellaneous.
               (a) Reference to and Effect on the Existing Credit Agreement and the other Credit Documents.
                    (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers in all respects.
                    (ii) The execution and delivery of this Amendment and performance of the Amended Credit Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under, the Existing Credit Agreement or any of the other Credit Documents.
                    (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.
                    (iv) If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Credit Agreement or any other Credit Document, the terms and provisions of this Amendment shall govern.
               (b) Expenses. The Borrowers acknowledge that all costs and expenses of the Administrative Agent incurred in connection with this Amendment will be paid by the Borrowers in accordance with Section 8.02 of the Existing Credit Agreement.
               (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
               (d) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by telecopier (or by email of a PDF or similar electronic image file) of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.
               (e) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York.

          6. Credit Documents. This Amendment is a Credit Document as defined in the Credit Agreement, and the provisions of the Credit Agreement generally applicable to Credit Documents are applicable hereto and incorporated herein by this reference.
[This Space Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company

By:	/s/ Christopher A. Black

Name:	Christopher A. Black
Title:	Sr. Vice President and CFO

JEFFBOAT LLC, a Delaware limited liability company

By:	/s/ Christopher A. Black

Name:	Christopher A. Black
Title:	Sr. Vice President and CFO

ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company (formerly known as Louisiana Dock Company LLC)

By:	/s/ Christopher A. Black

Name:	Christopher A. Black
Title:	Sr. Vice President and CFO
[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Security Trustee, L/C Issuer, Swing Line Lender and a Lender

By:	/s/ James M. Stehlik

Name:	James M. Stehlik
Title:	Vice President
[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

BANK OF AMERICA, N.A.

By:	/s/ Adam M. Goettsche

Name:	Adam M. Goettsche

Title:	Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

FIFTH THIRD BANK

By:	/s/ David O’Neal

Name:	David O’Neal

Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

FORTIS CAPITAL CORP.

By:	/s/ Svein Engh

Name:	Svein Engh

Title:	Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

JPMORGAN CHASE BANK, N.A.

By:	/s/ W. J. Brennen

Name:	W. J. Brennen

Title:	S.V.P.

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Andrew J. Crask

Name:	Andrew J. Crask

Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

NATIONAL CITY BANK

By:	/s/ Tracy J. Venable

Name:	Tracy J. Venable

Title:	SVP

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Gregory M. Carroll

Name:	Gregory M. Carroll

Title:	Sr. Vice President

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

SUNTRUST BANK

By:	/s/ Kap Yarbrough

Name:	Kap Yarbrough

Title:	Vice President

[Signature Page to Amendment No. 2 to Credit Agreement — ACL]

WACHOVIA BANK, N.A.

By:	/s/ Hal Clemmer

Name:	Hal Clemmer

Title:	SVP

Each of the undersigned hereby acknowledges and consents to the foregoing Amendment and confirms and agrees that the Guaranty executed by it in connection with the Credit Agreement remains in full force and effect in accordance with its terms and is hereby reaffirmed and ratified by each of the undersigned, and each of the undersigned hereby confirms that the representations and warranties contained in each such Guaranty (including any incorporated by reference to the Credit Agreement) are (before and after giving effect to this Amendment) true and correct in all material respects.

AMERICAN COMMERCIAL LINES INC., a Delaware corporation
By:	/s/ Christopher A. Black
	Name:	Christopher A. Black
	Title:	Sr. Vice President and CFO

COMMERCIAL BARGE LINE COMPANY, a Delaware corporation
By:	/s/ Christopher A. Black
	Name:	Christopher A. Black
	Title:	Sr. Vice President and CFO

AMERICAN COMMERCIAL BARGE LINE LLC, a Delaware corporation
By:	/s/ Christopher A. Black
	Name:	Christopher A. Black
	Title:	Sr. Vice President and CFO

ACL FINANCE CORP., a Delaware corporation
By:	/s/ Christopher A. Black
	Name:	Christopher A. Black
	Title:	Sr. Vice President and CFO